Capital disclosures	12 Months Ended
Dec. 31, 2024
Liquidity And Capitalization [Abstract]
Capital disclosures	Capital disclosures:
The Company’s objective in managing liquidity and capital is to safeguard the Company’s ability to continue as a going concern and to provide financial capacity and flexibility to meet its strategic objectives, with a focus on cash preservation and liquidity.

As at	Dec 31 2024	Dec 31 2023
Liquidity:
Cash and cash equivalents	$891,910	$458,015
Undrawn credit facility	500,000	300,000
Total liquidity	$1,391,910	$758,015
Capitalization:
Unsecured notes, including current portion	2,273,881	1,985,660
Other limited recourse debt facilities, including current portion	141,054	156,141
Total debt	2,414,935	2,141,801
Non-controlling interests	287,707	242,090
Shareholders’ equity	2,093,559	1,930,927
Total capitalization	$4,796,201	$4,314,818
Total debt to capitalization [1]	50%	50%
Net debt to capitalization [2]	39%	44%
[1]     Total debt (including Other limited recourse debt facilities) divided by total capitalization.
[2]     Total debt (including Other limited recourse debt facilities) less cash and cash equivalents divided by total capitalization less cash and cash equivalents.

The Company manages its liquidity and capital structure and makes adjustments to it in light of changes to economic conditions, the underlying risks inherent in its operations and capital requirements to maintain and grow its operations. The strategies employed by the Company may include the issue or repayment of general corporate debt, the issue of project debt, private placements by limited recourse subsidiaries, the issue of equity, the payment of dividends and the repurchase of shares.
The Company is not subject to any statutory capital requirements and has no commitments to sell or otherwise issue common shares except pursuant to outstanding employee stock options.
During the year, the $300 million revolving credit facility was renewed to April 2028 and an additional $200 million tranche was added which expires in April 2026, increasing the total amount available under the revolving credit facility to $500 million. To support the OCI Acquisition (Refer to note 27 - Agreement to acquire OCI Global's methanol business), the Company renewed its $500 million revolving credit facility by increasing the existing $300 million tranche to $400 million with a new five-year tenor, and the renewal of the $200 million tranche with a new three-year tenor, both from the closing date of the OCI Acquisition. Additionally, a term loan commitment of $650 million was added to partially finance the OCI Acquisition. The increase to a total availability of $600 million under the revolving credit facility and availability of the $650 million term loan commitment are subject to the closing of the OCI Acquisition. Both the committed revolving credit facility and term loan commitment are with a syndicate of highly rated financial institutions. The credit facility is subject to certain financial covenants (note 8).